UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

June 14, 2022

Date of Report (date of earliest event reported)

UpHealth, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	001-38924	83-3838045
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

14000 S. Military Trail, Suite 203

Delray Beach, FL 33484

(Address of principal executive offices)

(312) 618-1322

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	UPH.BC	New York Stock Exchange
Redeemable Warrants, exercisable for one share of Common Stock at an exercise price of $11.50 per share	UPH.WS.BC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

On June 14, 2022, UpHealth, Inc. (the “Company”) issued a press release announcing that the Board of Directors of the Company (the “Board”) removed Dr. Chirinjeev Kathuria from the role of Co-Chairman of the Board with immediate effect, and that Dr. Avi Katz will serve as the Chairman of the Board. Dr. Kathuria will remain a member of the Board. A copy of the Company’s press release is attached as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

Participants in the Solicitation

The Company and its respective directors and executive officers and other persons may be deemed to be participants in the solicitations of proxies from the Company’s stockholders in respect of the matters noticed for the 2022 annual meeting of stockholders in the Company’s definitive proxy statement on Schedule 14A filed with the SEC on May 31, 2022 (the “Proxy Statement”). Information regarding the Company’s directors and executive officers is available in the Proxy Statement.

Additional Information and Where to Find It

In connection with the 2022 annual meeting of stockholders and the matters noticed for the 2022 annual meeting of stockholders in the Proxy Statement, the Company has filed with the SEC and mailed the Proxy Statement to its stockholders. This Current Report does not contain all the information that should be considered in respect of the matters noticed for the 2022 annual meeting of stockholders in the Proxy Statement, and additional information is described in the Proxy Statement. The Proxy Statement and other relevant materials for the 2022 annual meeting of stockholders has been mailed to stockholders of the Company as of a record date established for voting at the 2022 annual meeting of stockholders.

Stockholders may also obtain a copy of the Proxy Statement, as well as other documents filed by the Company with the SEC without charge, at the SEC’s website located at www.sec.gov.

No Solicitation

This Current Report shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the matters noticed for the 2022 annual meeting of stockholders in the Proxy Statement.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Item

99.1	Press release dated June 14, 2022

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 14, 2022

By:	/s/ Dr. Ramesh Balakrishnan
Name:	Dr. Ramesh Balakrishnan
Title:	Chief Executive Officer